THE INTEGRITY FUNDS

Integrity Growth & Income Fund

Class A: IGIAX

Class C: IGIUX

Class I: IGIVX

(the “Fund”)

Supplement Dated January 14, 2025 to the Summary Prospectus dated December 2, 2024 and the Prospectus dated November 30, 2024

The “Principal Investment Strategies” section in the Fund’s Summary Prospectus and Prospectus are supplemented with the following:

While the Fund does not concentrate in any one industry, based on economic conditions, it may make significant investments in certain sectors.

The “Principal Risks” sections in the Fund’s Summary Prospectus and Prospectus are supplemented with the following:

Risks of the Information Technology Sector: The Fund may invest significantly in securities of companies in the information technology sector, and will therefore be susceptible to adverse economic, business, political, environmental, regulatory, or other occurrences affecting that sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

You should read this Supplement in conjunction with the Summary Prospectus dated December 2, 2024, and Prospectus dated November 30, 2024, which provides information that you should know about the Fund before investing. This document is available upon request and without charge by calling the Fund toll-free at 800-276-1262 or by writing to Integrity Funds Distributor, LLC, PO Box 500 Minot, ND 58702.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE